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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
THE J. JILL GROUP, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
to be held on June 4, 2004
and
PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy
and promptly return it in the enclosed envelope.

April 23, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of The J. Jill Group, Inc. The meeting will be held at our executive offices at 4 Batterymarch Park, 5th Floor, Quincy, Massachusetts on Friday, June 4, 2004, beginning at 10:00 a.m. local time.

        As a stockholder, your vote is important. We encourage you to execute and return your proxy promptly whether you plan to attend the meeting or not so that we may have as many shares as possible represented at the meeting. Returning your completed proxy will not prevent you from voting in person at the meeting prior to the proxy's exercise if you wish to do so.

        Thank you for your cooperation, continued support and interest in The J. Jill Group, Inc.

                      Sincerely,

                      Gordon R. Cooke
                       President and Chief Executive Officer

THE J. JILL GROUP, INC.

Notice of Annual Meeting of Stockholders

To Be Held June 4, 2004

        Notice is hereby given that the Annual Meeting of Stockholders of The J. Jill Group, Inc. (the "Company") will be held at the executive offices of the Company, 4 Batterymarch Park, 5th Floor, Quincy, Massachusetts on Friday, June 4, 2004, beginning at 10:00 a.m. local time, for the following purposes:

  1.
  To consider and vote upon the election of three Class B Directors;

  2.
  To transact such further business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 5, 2004 as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                      By Order of the Board of Directors,

                      David R. Pierson
                       Secretary

Boston, Massachusetts
April 23, 2004

YOUR VOTE IS IMPORTANT
Please sign and return the enclosed proxy, whether or
not you plan to attend the Annual Meeting.

THE J. JILL GROUP, INC.
4 Batterymarch Park
Quincy, Massachusetts 02169-7468
(617) 376-4300

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 4, 2004

        This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about April 23, 2004 in connection with the solicitation by the Board of Directors (the "Board") of The J. Jill Group, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Friday, June 4, 2004, and at any and all adjournments thereof (the "Annual Meeting"). When proxies are returned properly executed, the shares represented will be voted in accordance with the stockholders' directions. Stockholders are encouraged to vote on the matters to be considered. However, if no choice has been specified by a stockholder, the shares will be voted as recommended by management. Any stockholder may revoke his proxy at any time before it has been exercised by providing the Company with a later dated proxy, by notifying the Company's Secretary in writing or by orally notifying the Company in person.

        The Board has fixed the close of business on April 5, 2004, as the record date for the determination of the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were issued and outstanding 19,991,473 shares of the Company's Common Stock, $.01 par value (the "Common Stock"), entitled to cast 19,991,473 votes.

        The By-Laws of the Company provide that the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker non-votes with respect to particular proposals will not affect the determination of a quorum. Thus, shares voted to abstain as to a particular matter, or as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of a particular matter, shall be deemed present for purposes of determining a quorum. Any stockholder who attends the Annual Meeting may not withhold his shares from the quorum count by declaring such shares absent from the Annual Meeting.

        The Class B Directors will be elected by a plurality of the votes properly cast. Abstentions and broker non-votes as to this election do not count as votes for or against such election.

        Votes will be tabulated by EquiServe Limited Partnership, the record keeping agent for the Company's transfer agent, EquiServe Trust Company, N.A.

PROPOSAL ONE
ELECTION OF DIRECTORS

        The Board is divided into three classes, labeled Class A, Class B and Class C, each containing, insofar as possible, an equal number of directors. Directors are elected to serve for three-year terms, and until their respective successors are duly elected and qualified, with the term of one of the three classes expiring each year at the Company's annual meeting of stockholders or special meeting in lieu thereof.

        The Board currently consists of seven directors: two Class A Directors, three Class B Directors and two Class C Directors.

        The Company's current Class A Directors are William E. Engbers and Samuel L. Shanaman. Their terms as directors will expire at the Company's 2006 annual meeting of stockholders or special meeting in lieu thereof. The Company's current Class B Directors are Brett D. Heffes, Ruth M. Owades and Jonathan P. Ward. Their terms as directors will expire at the Annual Meeting. The Company's current Class C Directors are Gordon R. Cooke and Thomas J. Litle. Their terms as directors will expire at the Company's 2005 annual meeting of stockholders or special meeting in lieu thereof.

        The Nominating and Corporate Governance Committee of the Board has nominated Mr. Heffes, Ms. Owades and Mr. Ward for election as Class B Directors, to serve until the Company's 2007 annual meeting of stockholders or special meeting in lieu thereof, and until their successors are duly elected and qualified.

        The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that they will be unable to serve. In the event that any of them is unable or declines to serve as director at the time of the Annual Meeting, proxies may be voted for such other nominee as is then designated by the Board.

        The Board recommends that you vote FOR the election of Mr. Heffes, Ms. Owades and Mr. Ward as Class B Directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information concerning each director and nominee for election as a director and each executive officer of the Company:

Name	Age	Position
Gordon R. Cooke	58	President, Chief Executive Officer and Chairman of the Board of Directors; Director
Dennis J. Adomaitis	53	Executive Vice President/Retail Stores
Olga L. Conley	46	Executive Vice President/Chief Financial Officer and Treasurer
John J. Hayes	48	Executive Vice President/Chief Marketing Officer
Stephen L. Pearson	49	Executive Vice President/Merchandising and Product Development
William E. Engbers(1)	61	Director
Brett D. Heffes*(1)(3)	36	Director
Thomas J. Litle(3)	63	Director
Ruth M. Owades*(2)	55	Director
Samuel L. Shanaman(1)(2)	62	Director
Jonathan P. Ward*(2)(3)	49	Director

*
Nominee for re-election as a Director.

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

        GORDON R. COOKE has been President and Chief Executive Officer of the Company and a director since joining the Company in December 1995 and Chairman of the Board of Directors since August 1997.

        DENNIS J. ADOMAITIS has been Executive Vice President/Retail Stores since October 2003. From June 2000 until October 2003, he was President of The Birch Pond Group, Inc., a wholly-owned subsidiary of the Company, and from March 1999 until June 2000, he served the Company as President—J. Jill Retail. From 1990 until joining the Company, Mr. Adomaitis served in a variety of positions at Time Warner Inc., including Executive Vice President from January 1997 until March 1999.

        OLGA L. CONLEY has been Executive Vice President/Chief Financial Officer since October 2003, Chief Financial Officer since August 1997 and Treasurer since August 1993. Ms. Conley was President—Corporate Services from March 2001 until October 2003. She also served as Senior Vice President—Finance from May 1998 until March 2001 and as Vice President of Finance from June 1996 until May 1998.

        JOHN J. HAYES has been Executive Vice President/Chief Marketing Officer since October 2003. From June 2000 until October 2003, he was President of J. Jill Direct, Inc., a wholly-owned subsidiary of the Company, and from May 1996 until June 2000, he served the Company as Executive Vice President of Marketing.

        STEPHEN L. PEARSON has been Executive Vice President/Merchandising and Product Development since October 2003. From June 2003 until October 2003, Mr. Pearson served the Company as Senior Vice President of Sourcing and Product Integrity. From March 2000 until joining the Company, Mr. Pearson was Executive Vice President Business/Product Development at Freeborders, Inc. Prior to March 2000, Mr. Pearson served in a variety of positions at The Gap, Inc. including Vice President Product Integrity from June 1998 until March 2000 and Vice President New Market Development from January 1995 until June 1998.

        WILLIAM E. ENGBERS has been a director of the Company since July 1990. He is a venture capital consultant and was Manager, and subsequently Director, Venture Capital of Allstate Insurance Company from June 1989 until January 1999. Mr. Engbers is a director and chairman of the audit committee of La Jolla Pharmaceutical Company. Mr. Engbers has been either a director or chairman of over 25 corporations.

        BRETT D. HEFFES has been a director of the Company since April 2000. Since November 2002, Mr. Heffes has been the Chief Financial Officer and Treasurer of Winmark Corporation, a franchisor of retail brands. From April 2002 until May 2002, Mr. Heffes was the Chief Financial Officer of Gearworks, Inc., a developer and marketer of wireless software. From July 2000 until March 2002, Mr. Heffes was Chief Financial Officer of Applied Epi, Inc., a developer and manufacturer of process equipment for compound semiconductor devices. From January 1998 to July 2000, Mr. Heffes held a number of positions, most recently Vice President—Corporate Development and Treasurer, with Department 56, Inc., a designer and marketer of giftware and collectibles.

        THOMAS J. LITLE has been a director of the Company since May 1997. Since 1986, Mr. Litle has been Chairman of different Litle & Co. entities providing value added payment transaction services to direct marketers except for the period from September 1995 (when Litle & Co. was sold to First USA and its name was changed to Paymentech) through June 2001. During that approximate six-year period, Litle & Co. managed various investments and board commitments, primarily in the direct marketing industry. From January 2001 to June 2001, Mr. Litle served as interim CEO of OrderTrust, Inc. In June 2001, Litle & Co. re-entered the payment processing business. Mr. Litle is a director of several privately owned companies.

        RUTH M. OWADES has been a director of the Company since May 1997. Ms. Owades is the founder of Calyx & Corolla, Inc., a catalog business that offers consumers fresh-cut flowers and plants. She served Calyx & Corolla as Chairman from 1989 to March 2002 and as President and Chief Executive Officer from 1989 to 2000. Ms. Owades is a director of Providian Financial Corporation, a consumer lender, and a director of Armstrong Holdings, a manufacturer of building products used in homes and businesses.

        SAMUEL L. SHANAMAN has been a director of the Company since July 1990. Mr. Shanaman is Chief Executive Officer and Chairman of the Board of Directors of PolyMedica Corporation, a national medical products company with principal business segments in the diabetes, respiratory and pharmaceuticals markets. Additionally, since 1998, Mr. Shanaman has been Managing Director of Logan Enterprises, a private investment venture. From June 1990 until March 1998 he held a number of positions with the Company, including President and Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Operating Officer, Executive Vice President and Vice President—Finance.

        JONATHAN P. WARD has been a director of the Company since June 2001. Since April 2002, Mr. Ward has been Chief Executive Officer and Chairman of the Board of The ServiceMaster Company. Mr. Ward has been President of The ServiceMaster Company, as well as a member of that company's Board of Directors and Executive Committee, since February 2001. The ServiceMaster Company is a leading provider of outsourcing of maintenance services, including lawn care and landscaping, termite and pest control, plumbing, heating and air conditioning maintenance and repair, appliance maintenance and repair, cleaning, plant maintenance and supportive management. From November 1977 until January 2001, Mr. Ward held a number of positions, most recently President and Chief Operating Officer, with R.R. Donnelly & Sons Company, a commercial printer.

        The Company's executive officers are elected by the Company's directors and hold office until the first directors' meeting after the next annual meeting of stockholders or special meeting in lieu thereof, and thereafter until their successors are chosen and qualified, unless a shorter term is specified in the vote appointing them, or until they sooner die, resign, are removed or become disqualified.

CORPORATE GOVERNANCE

        The Company believes that good corporate governance and fair and ethical business practices are crucial not only to its proper operation, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. The Company has kept abreast of recent actions taken by Congress, the Securities and Exchange Commission (SEC) and The NASDAQ Stock Market (NASDAQ) to improve and enhance corporate governance, and has taken action to further strengthen its corporate governance policies as described below.

Code of Ethics and Code of Conduct

        The Company's Board has adopted a Code of Ethics that applies to the Company's Chief Executive Officer and senior financial officers as required by the SEC. The Board also adopted a Code of Business Conduct and Ethics as required by NASDAQ that applies to all of the Company's employees, officers and directors. The Code of Ethics and the Code of Business Conduct and Ethics are available on the Company's website at: www.jjill.com. The Company intends to satisfy its SEC disclosure requirements relating to amendments to and/or waivers of the Code of Ethics by posting such information on the Company's website identified above.

Board, Committee and Stockholder Meetings

        During the Company's fiscal year ended December 27, 2003 ("fiscal 2003"), the Board met six times and acted by unanimous written consent three times. The Board currently has three standing committees, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Audit Committee met nine times during fiscal 2003. The Compensation Committee met five times during fiscal 2003 and acted five times by unanimous written consent. The Nominating and Corporate Governance Committee met two times during fiscal 2003. No incumbent director attended fewer than 75% of the aggregate of the total number of meetings held by the Board and Committees of the Board on which he or she served.

        It is the Company's policy that all members of the Board attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual stockholder meeting. In fiscal 2003, all directors attended the annual stockholder meeting in person.

Board and Committee Independence and Member Qualifications

        Board of Directors.    Each year, the Board reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ rules and who the Board affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with the Company and its competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company's board members are directors or executive officers. After evaluating these factors the Board has determined that the following directors, comprising a majority of the whole Board, are independent: Mr. Engbers, Mr. Heffes, Mr. Litle, Ms. Owades, Mr. Shanaman and Mr. Ward.

        Audit Committee.    Under applicable NASDAQ rules, the Board is required to make certain findings about the independence and qualifications of the members of the Audit Committee of the Board. In addition to assessing the independence of the members under the NASDAQ rules, the Board also considered the requirements of Section 10A(m)(3) and Rule 10A-3 under the Securities Exchange Act of 1934. As a result of its review, the Board determined that Mr. Engbers (Chairman), Mr. Heffes and Mr. Shanaman, in their capacity as members of the Audit Committee of the Board, are independent. In addition, the Board determined that each member of the Audit Committee:

  •
  is an "Audit Committee Financial Expert" within the meaning of applicable SEC rules, and

  •
  has the financial sophistication and other attributes required under the applicable NASDAQ rules.

For more information about this committee and its functions, see "Report of the Audit Committee" later in this Proxy Statement.

        Compensation Committee.    The Board determined that Mr. Shanaman (Chairman), Mr. Ward and Ms. Owades, in their capacity as the members of the Compensation Committee of the Board, are independent. For more information about this committee and its functions, see "Compensation Committee Report on Executive Compensation" later in this Proxy Statement.

        Nominating and Corporate Governance Committee.    The Board determined that Mr. Ward (Chairman), Mr. Heffes and Mr. Litle, in their capacity as the members of the Nominating and Corporate Governance Committee of the Board, are independent. For more information about this committee and its functions, see "Information About Nominating and Corporate Governance Committee" later in this Proxy Statement.

Stockholder Communications

        Stockholders may communicate directly with the members of the Board or the individual chairman of standing Board committees by writing directly to those individuals care of Secretary, The J. Jill Group, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169-7468. The Company's general policy is to forward, and not to intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual.

INFORMATION CONCERNING THE AUDIT COMMITTEE AND AUDITORS

        The Audit Committee is currently composed of Mr. Engbers (Chairman), Mr. Heffes and Mr. Shanaman. The Committee reviews the internal accounting procedures of the Company and is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors. The Audit Committee meets privately with the independent auditors, has the sole authority to retain and dismiss the independent auditors and reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the Audit Committee. Additionally, the Audit Committee has responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4), and (5) under the Securities Exchange Act of 1934. These and other aspects of the Audit Committee's authority are more particularly described in the Audit Committee charter discussed below.

Report of the Audit Committee

        The Board has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter.

        In fulfilling its responsibilities, the Audit Committee met with PricewaterhouseCoopers LLP, the Company's independent auditors for fiscal 2003, to discuss the scope of PricewaterhouseCoopers LLP's audit of the Company's financial statements for fiscal 2003, the results of PricewaterhouseCoopers LLP's examinations, PricewaterhouseCoopers LLP's evaluations of the Company and its internal controls, and the overall quality of the Company's financial reporting.

        The Audit Committee reviewed and discussed the Company's audited financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards (SAS) No. 61, as amended by SAS No. 89 and SAS No. 90, including a discussion of PricewaterhouseCoopers LLP's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from PricewaterhouseCoopers LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed these documents with PricewaterhouseCoopers LLP, as well as other matters related to PricewaterhouseCoopers LLP's independence from management and the Company.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 27, 2003, for filing with the SEC.

SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

William E. Engbers (Chairman)
Brett D. Heffes
Samuel L. Shanaman

Relationship with Auditors

        The accounting firm of PricewaterhouseCoopers LLP, which has served as the Company's principal independent auditors continuously since the Company's formation, was selected by the Audit Committee to continue in that capacity for 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions presented at the Annual Meeting.

Fiscal 2003 Audit Firm Fee Summary

        PricewaterhouseCoopers LLP has provided services in the following categories and amounts:

Description	2003 Amount	2002 Amount
Audit Fees	$284,000	$259,000
Audit-Related Fees	161,000	645,000
Tax Fees	22,000	27,000
All Other Fees	0	83,000

        Audit Fees were for professional services rendered for the audit of the Company's annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees were for professional services rendered in connection with employee benefit plan audits and accounting consultations. During 2003, Audit-Related Fees also included fees for advisory services relating to internal controls. During 2002, Audit-Related Fees also included $578,000 of fees related to due diligence conducted as part of the Company's evaluation of a potential acquisition. Tax Fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal and state tax compliance and planning. During 2002, All Other Fees consisted of other fees related to the Company's potential acquisition.

        The Audit Committee has determined that PricewaterhouseCoopers LLP's provision of services to the Company not related to its audit of the Company's financial statements was at all relevant times compatible with that firm's independence.

Pre-Approval Policies

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. Specific services that were not contemplated by the annual budget may also be pre-approved, on a case-by-case basis, by the Audit Committee acting as a whole, or by a designated single member of the Audit Committee provided such services are then approved, on at least a quarterly basis, by the Audit Committee acting as a whole.

INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

        The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board, selects Director nominees for each annual meeting of stockholders, recommends individuals to fill vacancies in the Board, develops and recommends corporate governance principles to the Board and is responsible for leading an annual review of the performance of both the Board as a whole and its individual members. A copy of the Charter for the Nominating and Corporate Governance Committee is attached as Appendix B to this Proxy Statement.

Nomination Criteria

        The Nominating and Corporate Governance Committee reviews the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and nominates candidates for election at the annual meeting of stockholders. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews each such director's overall past service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the director continues to meet applicable independence standards. Currently, the Committee solicits information annually from the entire Board by use of Board Self-Assessment Questionnaires in order to assist in an analysis of the performance of the Board as a whole. Additionally, the Committee evaluates Board members whose terms of office are set to expire the following year by completing Director Assessment Questionnaires, requesting those Board members who are being evaluated to complete a Director Self-Assessment Questionnaire, and by seeking input from the Company's Chief Executive Officer.

        In selecting both incumbent and new Director nominees, the Nominating and Corporate Governance Committee seeks candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. Although the Nominating and Corporate Governance Committee has not established minimum requirements for director candidates, it will assess candidates' strengths and weaknesses in at least the following categories: Marketing/Branding, Finance and Capital Markets, Specialty Retail, Technology, Entrepreneurship, Corporate Leadership, Diversity and Governance/Legal. The Committee will also consider such matters as a candidate's ability to read and understand fundamental financial statements, whether a conflict or potential conflict of interest exists and the candidate's independence from management. The Nominating and Corporate Governance Committee may change the criteria it considers in potential director candidate from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

Stockholder Recommendations and Stockholder Nominations

        The Nominating and Corporate Governance Committee will consider Director candidates recommended by stockholders, and does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders may recommend Director candidates for consideration by the Nominating and Corporate Governance Committee by writing to The Nominating and Corporate Governance Committee, attn: Nominations, The J. Jill Group, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169-7468.

        Stockholders may nominate Director candidates by following the procedures described under the heading "Stockholder Proposals" later in this Proxy Statement.

REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS

Directors' Compensation

        Each member of the Board who is not an employee of the Company or any parent or subsidiary of the Company (an "Eligible Director") receives a $15,000 annual retainer and a fee of $1,000 for each meeting of the Board attended in person. Directors who are employees of the Company are not paid any separate fees for serving as directors. The Chairman of the Audit Committee and the Chairman of the Compensation Committee each receive an additional quarterly fee of $1,250.

        Under the Company's Amended and Restated 2001 Incentive and Non-Statutory Stock Option Plan (the "2001 Plan"), each Eligible Director is automatically granted an option to purchase 30,000 shares of Common Stock upon first joining the Board. Such option is immediately vested in full unless otherwise determined by the Compensation Committee of the Board prior to grant. In addition, in connection with each annual meeting of stockholders each Eligible Director who has served for at least six months before the meeting and continues to serve at the meeting is automatically granted an option to purchase 11,250 shares of Common Stock. Such option is immediately vested in full. All of the options automatically granted to Eligible Directors under the 2001 Plan have exercise prices equal to the closing price of the Common Stock on the date of grant as reported by NASDAQ and expire on the tenth anniversary of the date of grant.

        The Compensation Committee of the Board determines the compensation to be paid to Directors for their service on the Board and the committees of the Board.

Executive Compensation

        The following table sets forth certain information concerning the compensation for services rendered in all capacities to the Company for fiscal 2003, the fiscal year ended December 28, 2002 ("fiscal 2002") and the fiscal year ended December 29, 2001 ("fiscal 2001") of the Chief Executive Officer of the Company, the four other most highly paid executive officers of the Company, and one person who would have been identified as one of the four other most highly paid executive officers except that she was not serving as an executive officer of the Company at the end of fiscal 2003. During fiscal 2002, the Company effected a three-for-two stock split in the form of a stock dividend paid on June 28, 2002 to stockholders of record on June 14, 2002. All share data has been adjusted for the stock split.

Summary Compensation Table

		Annual Compensation					Long-Term Compensation Awards
Name and Principal Position	Period	Salary(1)(2)($)	Bonus(2)($)		Other Annual Compensation (2)(3)($)		Securities Underlying Options(4)(#)		All Other Compensation (2)(5)(6)($)
Gordon R. Cooke President, Chief Executive Officer and Chairman of the Board of Directors	Fiscal 2003 Fiscal 2002 Fiscal 2001	$650,000 605,000 560,000	$0 280,000 560,000		$251,847 237,850 153,071	(7) (8) (9)	50,000 825,000 195,000		$58,902 1,022,665 263,855
Dennis J. Adomaitis Executive Vice President/Retail Stores	Fiscal 2003 Fiscal 2002 Fiscal 2001	412,500 350,000 300,000	0 120,000 240,000		* * *		25,000 225,000 60,000		6,658 3,300 23,407
John J. Hayes Executive Vice President/Chief Marketing Officer	Fiscal 2003 Fiscal 2002 Fiscal 2001	367,500 325,000 300,000	0 120,000 240,000		* * *		25,000 150,000 60,000		7,354 3,300 26,090
Olga L. Conley Executive Vice President/ Chief Financial Officer and Treasurer	Fiscal 2003 Fiscal 2002 Fiscal 2001	317,500 275,000 243,846	0 100,000 200,000		* * *		25,000 150,000 60,000		3,606 3,300 25,479
Stephen L. Pearson Executive Vice President/ Merchandising and Product Development	Fiscal 2003 Fiscal 2002 Fiscal 2001	173,077 n/a n/a	140,000 n/a n/a	(10)	350,000 n/a n/a	(11)	50,000 n/a n/a		567 n/a n/a
Patricia C. Lee formerly President—J. Jill Merchandising	Fiscal 2003 Fiscal 2002 Fiscal 2001	315,385 350,000 300,000	0 120,000 240,000		* * *		25,000 125,000 60,000	(12)	400,453 3,328 21,817	(13)

(1)
Amounts reported for each period include amounts deferred by the named individuals pursuant to the Company's 401(k) Plan and Trust and the Company's Deferred Compensation Plan. Amounts shown do not include amounts expended by the Company pursuant to plans (including group disability, life and health) that do not discriminate in scope, terms or operation in favor of officers and directors and are generally available to all salaried employees.

(2)
Amounts reported for each period include amounts earned with respect to that period but paid in a subsequent period.

(3)
In accordance with the rules of the SEC, perquisites and other benefits, securities and property that, in the aggregate, do not equal or exceed the lesser of either $50,000 or 10 percent of the total annual salary and bonus reported for the named executive officer for the period in question do not need to be reported, and in such cases, if any, an asterisk appears in the table.

(4)
The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the executive officers during any of the reported periods.

(5)
The amounts reported include the following Company matching contributions pursuant to the Company's 401(k) Plan and Trust for fiscal 2003, fiscal 2002 and fiscal 2001, respectively, for the benefit of the named individuals: Mr. Cooke, $2,400, $2,820 and $3,407; Mr. Adomaitis, $2,400, $2,820 and $3,407; Mr. Hayes, $2,400, $2,820 and $3,407; Ms. Conley, $2,400, $2,820 and $3,407; and Ms. Lee, $0, $3,000 and $3,407. The amounts reported include the following Company matching contributions pursuant to the Company's Deferred Compensation Plan for fiscal 2003 and fiscal 2002, respectively, for the benefit of the named individuals: Mr. Cooke, $1,200 and $480; Mr. Adomaitis, $1,200 and $480; Mr. Hayes, $1,200 and $480; Ms. Conley, $0 and $480; Ms. Lee, $0 and $300; and additionally, a $1,000,000 discretionary contribution was made to the Company's Deferred Compensation Plan for the benefit of Mr. Cooke during fiscal 2002. The amounts reported for fiscal 2003 also include premiums paid for term life insurance policies for the benefit of the following named individuals: Mr. Cooke, $55,302; Mr. Adomaitis, $3,058; Mr. Hayes, $3,754; Ms. Conley, $1,206; Mr. Pearson, $567; Ms. Lee, $453. The amounts reported for fiscal 2002 also include premiums paid for term life insurance policies for the benefit of the following named individuals: Mr. Cooke, $19,365, and Ms. Lee, $28. The amounts reported for fiscal 2001 also include (i) the following amounts paid by the Company with respect to the term life portion of a "split-dollar" life insurance policy naming the named individual as beneficiary, and (ii) the following amounts paid by the Company representing the remainder of the policy premium for such insurance with respect to each named individual: Mr. Cooke, (i) $3,820 and (ii) $240,416; Mr. Adomaitis, (i) $285 and (ii) $19,715; Mr. Hayes, (i) $272 and (ii) $22,411; Ms. Conley, (i) $230 and (ii) $21,842; and Ms. Lee, (i) $191 and (ii) $18,219. The amount reported for Mr. Cooke for fiscal 2001 also includes $15,620 paid for a term life insurance policy for the benefit of Mr. Cooke and $592 with respect to interest on a loan to Mr. Cooke from a bank.

(6)
The split-dollar life insurance policies referred to in footnote 5 above have been terminated. In connection with such split-dollar life insurance policies, each of the named individuals had collaterally assigned the policy to the Company and, with certain exceptions, the Company would have been entitled to receive from the insurer upon the death of the named individual or the termination of the named individual's employment an amount equal to the lesser of cash surrender value of the policy or the aggregate amount of premiums paid by the Company.

(7)
Includes the provision of a residence by the Company to Mr. Cooke, at an expense to the Company of $101,559, as well as the payment of $105,987 by the Company to Mr. Cooke to offset the tax burden assumed by Mr. Cooke in connection with his receipt of certain perquisites and other non-cash benefits from the Company, including but not limited to the aforementioned residence.

(8)
Includes the provision of a residence by the Company to Mr. Cooke, at an expense to the Company of $70,636, and a one-time payment of $50,000 for furnishings for a new residence, as well as the payment of $82,885 by the Company to Mr. Cooke to offset the tax burden assumed by Mr. Cooke in connection with his receipt of certain perquisites and other non-cash benefits from the Company, including but not limited to the aforementioned residence.

(9)
Includes the provision of a residence by the Company to Mr. Cooke, at an expense to the Company of $41,944, as well as the payment of $65,000 by the Company to Mr. Cooke to offset the tax burden assumed by Mr. Cooke in connection with his receipt of certain perquisites and other non-cash benefits from the Company, including but not limited to the aforementioned residence.

(10)
The amount reported is the amount paid to Mr. Pearson as a bonus that was guaranteed to him in connection with his joining the Company in 2003.

(11)
Includes reimbursement of moving expenses paid to Mr. Pearson, at an expense to the Company of $212,450, as well as the payment of $100,000 by the Company to Mr. Pearson to offset the tax burden assumed by Mr. Pearson in connection with his receipt of certain perquisites and other non-cash benefits from the Company, including but not limited to the aforementioned reimbursement of moving expenses. Also includes $37,550 in relocation expenses paid directly to vendors.

(12)
All options to purchase Company stock that were not exercised within 30 days following Ms. Lee's separation from the Company were terminated.

(13)
In October of 2003, in connection with Ms. Lee's separation from the Company, the Company agreed to make severance payments to her equal to her total annual salary of $400,000, plus a contingent bonus payment. To date, $200,000 has been paid and an additional $200,000 is payable in two equal installments on June 15, 2004 and October 9, 2004. Additionally, if certain criteria are met, including senior executive and company wide bonus criteria for the 2004 spring season, the Company has agreed to pay Ms. Lee 25% of the amount of the 2004 spring bonus she would have received had she been eligible to participate.

Option Grants

        The following table sets forth certain information regarding stock options granted during fiscal 2003 by the Company to the individuals named in the Summary Compensation Table:

Option Grants in Last Fiscal Year

									Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Individual Grants
	Number of Shares Underlying Options Granted(#)(1)		Percent of Total Options Granted to Employees in Fiscal 2003
					Exercise Price Per Share ($/Sh)
Name							Expiration Date
									5%($)		10%($)
Gordon R. Cooke(3)(4)	50,000		12.89%		$16.68		6/6/13		$524,498		$1,329,181
Dennis J. Adomaitis(3)	25,000		6.44		16.68		6/6/13		262,249		664,591
John J. Hayes(3)	25,000		6.44		16.68		6/6/13		262,249		664,591
Olga L. Conley(3)	25,000		6.44		16.68		6/6/13		262,249		664,591
Stephen L. Pearson (3)	25,000 25,000		6.44 6.44		15.94 12.78		6/4/13 10/20/13		250,615 200,932		635,106 509,201
Patricia C. Lee(3)(5)	25,000	(5)	6.44	(5)	16.68	(5)	6/6/13	(5)	262,249	(5)	664,591	(5)

(1)
These options are exercisable during the holder's lifetime only by the holder, and by the holder only while the holder is an employee of the Company, and for certain limited periods of time thereafter in the event of retirement, death or termination of employment other than for cause. In addition, in the event of death of the option holder while an employee of the Company and before expiration of the option, these options vest in full. These options are also subject to accelerated vesting in the event that a "Qualified Sale" occurs and immediately prior to the closing of such Qualified Sale the holder is an employee of the Company. Immediately prior to such closing each such option shall become exercisable as to an additional one third (1/3) of the shares subject to the option. "Qualified Sale" means the sale of all or substantially all of the assets or issued and outstanding capital stock of the Company or a merger or consolidation involving the Company in which stockholders of the Company immediately before such merger or consolidation do not own immediately after such merger or consolidation capital stock or other equity interests of the surviving corporation or entity representing more than 50% in voting power of the capital stock or other equity interests of such surviving corporation or entity outstanding immediately after such merger or consolidation.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the SEC of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

(3)
Each option vests as to one-third of the shares which may be purchased thereunder on the first anniversary of the date of grant of such option, and vests as to an additional one-third of such shares on each of the second and third anniversaries of the date of grant of such option, contingent upon the option holder's continued employment with the Company or one of its wholly-owned subsidiaries on such vesting date.

(4)
These options will vest in full in the event of the qualified retirement of the holder. "Qualified retirement" means the holder's retirement from employment with the Company at a time when the holder's successor as Chief Executive Officer of the Company has accepted the Company's offer of employment in such capacity.

(5)
All options to purchase Company stock that were not exercised within 30 days following Ms. Lee's separation from the Company were terminated.

Option Exercises and Fiscal Year-End Values

        The following table sets forth certain information concerning the number and value of stock options exercised by each of the individuals named in the Summary Compensation Table during fiscal 2003 and of unexercised stock options held by each of such individuals on December 27, 2003:

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options Held at December 27, 2003(#)		Value of Unexercised In-the-Money Options Held at December 27, 2003($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gordon R. Cooke	0	$0	534,834	600,000	$1,468,446	$0
Dennis J. Adomaitis	0	0	253,084	195,000	961,955	115,400
John J. Hayes	22,500	227,903	258,749	145,000	1,312,896	115,400
Olga L. Conley	43,602	503,264	159,689	145,000	737,821	115,400
Stephen L. Pearson	0	0	0	50,000	0	3,500
Patricia C. Lee	64,799	432,891	0	0	0	0

(1)
Value is based on the last sales price of the Common Stock on the exercise date, as reported by NASDAQ, less the applicable option exercise price.

(2)
Value is based on the last sales price of the Common Stock before the end of fiscal 2003 ($12.92 per share on December 26, 2003), as reported by NASDAQ, less the applicable option exercise price.

Equity Compensation Plans

        The following table provides information as of December 27, 2003 regarding securities authorized for issuance under the Company's equity compensation plans, including individual compensation arrangements. The equity compensation plans of the Company include the Amended and Restated 1993 Incentive and Nonqualified Stock Option Plan (the "1993 Plan"), the 2001 Plan, and the 1998 Employee Stock Purchase Plan (the "1998 Plan"). All of these equity compensation plans have been approved by the Company's stockholders.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options and Rights(#)(1)	Weighted-Average Exercise Price of Outstanding Options and Rights($/Sh)(2)	Number of Shares Remaining for Future Issuance Under Equity Compensation Plans(#)
Equity Compensation Plans Approved by Stockholders	3,261,357	$14.30	1,135,603
Equity Compensation Plans Not Approved by Stockholders	—	—	—

TOTAL	3,261,357	$14.30	1,135,603

(1)
Includes options to purchase 846,320 shares of Common Stock under the 1993 Plan, options to purchase 2,378,775 shares of Common Stock under the 2001 Plan and rights to purchase 36,262 shares of Common Stock under the 1998 Plan.

(2)
On December 27, 2003, the exercise price of the rights to purchase 36,262 shares of Common Stock under the 1998 Plan included in the preceding column was not yet known. Under the 1998 Plan, the exercise price of such rights is the lesser of 85% of the closing price on January 2, 2003, the offering commencement date, or 85% of the closing price on December 31, 2003, the offering termination date. For purposes of calculating the weighted average exercise price, the exercise price of such rights was assumed to be $10.80 per share, the price at which such shares were issued on December 31, 2003 and 85% of the closing price on such date.

Certain Employment and Severance Arrangements

        Gordon R. Cooke and Dennis J. Adomaitis each have employment agreements with the Company which, among other things, provide that if their employment is terminated by the Company other than for just cause (as defined in the agreements), the Company will make severance payments to them in an aggregate amount equal to their annual base salary at the time of termination, payable at the same time and in the same amounts as such base salary otherwise would have been paid. Stephen L. Pearson has an employment agreement with the Company which, among other things, provides that if his employment is terminated by the Company other than for just cause (as defined in the agreement) or if Mr. Pearson resigns for good reason (as defined in the agreement), in each case prior to June 2, 2005, the Company will make severance payments to him, while he is not employed by a competitor of the Company, for the period from the termination date until June 2, 2005, payable at the same time and in the same amounts as such base salary otherwise would have been paid.

        In addition, each of the persons named in the Summary Compensation Table who is currently an executive officer of the Company is a party to a severance agreement with the Company which provides for the following payments to the executive if the executive's employment is terminated within two years following a change in control (as defined in the agreements) by the Company without cause (as defined in the agreements) or by the executive with good reason (as defined in the agreements): (i) a lump sum equal to 2 times the sum of (A) the executive's annual base salary at the time of termination plus (B) the average annual incentive compensation plan bonus payment to the executive over the last two years, such lump sum to supersede any other post-termination compensation and benefits payable to the executive under any other agreements with the executive; (ii) a pro-rated incentive compensation bonus for the year of termination; and (iii) continuation of standard group life, disability, accident and health insurance for a period of two years post-termination. Also, if the executive's employment is terminated within two years following a change in control by the Company without cause or by the executive for good reason, then all outstanding stock options held by the executive for the purchase of shares of the Company's Common Stock shall immediately become exercisable in full. In addition, executive's employment shall be deemed to have been terminated following a change in control by the Company without cause or by the executive with good reason if the executive's employment is terminated prior to a change in control without cause at the direction of a person who has entered into an agreement with the Company the consummation of which will constitute a change in control or if the executive terminates his employment with good reason prior to a change in control (determined by treating a potential change in control (as defined in the agreements) as a change in control in applying the definition of good reason), if the circumstance or event which constitutes good reason occurs at the direction of such person.

        In October of 2003, in connection with Patricia Lee's separation from the Company, the Company agreed to make severance payments to Ms. Lee equal to her total annual salary of $400,000, plus a contingent bonus payment. To date, $200,000 has been paid and an additional $200,000 is payable in two equal installments on June 15, 2004 and October 9, 2004. Additionally, if certain criteria are met, including senior executive and company wide bonus criteria for the 2004 spring season, the Company has agreed to pay Ms. Lee 25% of the amount of the 2004 spring bonus she would have received had she been eligible to participate. All options to purchase Company stock that were not exercised within 30 days following Ms. Lee's separation from the Company were terminated.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board is composed of independent, non-employee directors. The Committee currently consists of Samuel L. Shanaman (Chairman), Jonathan P. Ward and Ruth M. Owades.

Compensation Committee Report on Executive Compensation

Compensation Policy

        The Compensation Committee makes general policy decisions relating to compensation and benefits for the employees of the Company, including decisions with respect to compensation for the executive officers of the Company and its subsidiaries, and administers the Company's stock option and employee stock purchase plans.

        During fiscal 2003 the Company's compensation package for its executive officers had three principal components: (1) base salary, (2) bonus, and (3) stock options. The Company's executive officers were also eligible to participate in other employee benefit plans on substantially the same terms as other senior management employees and other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these Company plans.

        Base salary levels for the Company's executive officers are intended to be fair and competitive in the Company's industry. Base salaries for executive officers are reviewed annually, and any adjustments are based on such factors as individual performance, change in responsibilities and market-based comparisons with similarly situated companies.

        Under the Company's incentive compensation plan for fiscal 2003, the Company's executive officers were eligible to receive bonuses for the spring season and the fall season based on a percentage of their base salary for the applicable season and conditioned on the Company's achieving its fully diluted earnings per share target for the applicable season and the Compensation Committee's determination to pay such bonuses. Assigned bonus percentages varied depending on the Compensation Committee's view of the importance of the executive officer's contribution to the Company's ability to achieve its fully diluted earnings per share target. The Company did not achieve its fully diluted earnings per share target for the spring or fall seasons of fiscal 2003, and accordingly no bonuses were paid for those seasons, except that one executive officer was paid a bonus that was guaranteed to him in connection with his joining the Company in 2003.

        Stock option awards are intended to provide the Company's executive officers with longer term incentives that align their interests with those of the Company's stockholders more generally. The Compensation Committee granted stock options to all of the Company's current executive officers during fiscal 2003.

        Section 162(m) of the Internal Revenue Code generally limits the amount of annual compensation paid by a company to certain of its officers that is deductible for federal income tax purposes to $1 million for each such officer. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. Although the Compensation Committee generally considers whether officer compensation will meet the Section 162(m) requirements for deductibility, such deductibility is but one of many factors weighed by the Compensation Committee in establishing compensation levels. The Compensation Committee has authorized and may continue to authorize compensation payments that do not qualify as performance-based compensation and that are in excess of the limit in circumstances when the Committee believes such payment is appropriate.

Chief Executive Officer Compensation

        Mr. Cooke's base salary during fiscal 2003 was at the rate of $650,000 per annum. Mr. Cooke was assigned a bonus percentage of 100% under the 2003 Incentive Compensation Plan. The Company did not achieve its fully diluted earnings per share target for the spring or fall seasons of fiscal 2003, and accordingly Mr. Cooke did not receive a bonus for the spring or fall seasons. During fiscal 2003 Mr. Cooke was granted options to purchase 50,000 shares of Common Stock at $16.68 per share. The Company also paid $55,302 in premiums with respect to term life insurance for the benefit of Mr. Cooke. The Company also provided Mr. Cooke with certain perquisites including but not limited to a residence and paid Mr. Cooke $105,987 to offset the tax burden assumed by Mr. Cooke in connection with his receipt of certain perquisites and other non-cash benefits.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Samuel L. Shanaman (Chairman)
Jonathan P. Ward
Ruth M. Owades

Performance Graph

        The following Performance Graph compares the performance of the Company's cumulative stockholder return with that of two broad market indexes, The NASDAQ Stock Market Index for U.S. Companies and the Russell 2000 Index, and a published industry or line of business index, the Dow Jones US Retailers, Apparel Index.

        The cumulative stockholder return for shares of the Company's Common Stock and the market indexes are calculated assuming $100 was invested on December 31, 1998. The Company paid no cash dividends during the periods shown. The performance of the market indexes is shown on a total return (dividends reinvested) basis.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG THE J. JILL GROUP, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE RUSSELL 2000 INDEX AND THE DOW JONES US RETAILERS, APPAREL INDEX

*
$100 invested on 12/31/98 in stock or index—including reinvestment of dividends. Assumes year ending December 31.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on April 5, 2004, there were issued and outstanding 19,991,473 shares of Common Stock, entitled to cast 19,991,473 votes. On April 5, 2004, the closing price of the Common Stock as reported by NASDAQ was $22.15 per share.

Principal Stockholders

        The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of April 5, 2004, by (i) each person known by the Company to own beneficially more than five percent of the Common Stock as of such date, (ii) each current director and nominee for director of the Company, (iii) each of the persons named in the Summary Compensation Table and (iv) all current executive officers and directors of the Company as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Shares of Common Stock issuable by the Company pursuant to options which may be exercised within 60 days after April 5, 2004, are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

	Shares Beneficially Owned(1)
Name
	Number	Percent
Kern Capital Management, LLC(2) 114 West 47th Street, Suite 1926 New York, NY 10036	1,754,100	8.8%
Franklin Resources Inc.(3) Charles B. Johnson Rupert H. Johnson, Jr. Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403	1,583,306	7.9%
Kornitzer Capital Management, Inc.(4) 5420 West 61st Place Shawnee Mission, KS 66205	1,387,515	6.9%
Barclays Global Investors, NA.(5) 45 Tremont Street San Francisco, CA 94105	1,335,836	6.7%
Cramer Rosenthal McGlynn, LLC(6) 520 Madison Avenue New York, NY 10022	1,301,100	6.5%
Wellington Management Company, LLP(7) 75 State Street Boston, MA 02109	1,234,750	6.2%
Gordon R. Cooke(8)	889,083	4.3%
John J. Hayes(9)	531,898	2.6%
Dennis J. Adomaitis(10)	323,128	1.6%
Olga L. Conley(11)	227,689	1.1%
Samuel L. Shanaman(12)	154,609	*
Patricia C. Lee(13)	119,524	*
Thomas J. Litle(14)	70,875	*
Ruth M. Owades(15)	57,750	*
William E. Engbers(16)	56,475	*
Brett D. Heffes(17)	53,250	*
Jonathan P. Ward(18)	52,500	*
Stephen L. Pearson(19)	8,333	*
All current directors and executive officers as group (11 persons)(20)	2,425,590	11.2%

*
Less than one percent.

(1)
The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
The Company has received a copy of a report on Schedule 13G, with a signature dated February 13, 2004, jointly filed by Kern Capital Management LLC ("KCM"), Robert E. Kern, Jr. and David G. Kern. The report states that as of February 13, 2004, 1,754,100 shares were beneficially owned by KCM, which has sole voting and dispositive power of all such securities. The report also states that Robert E. Kern, Jr. and David G. Kern are the principals and controlling members of KCM and that they expressly deny beneficial ownership of the securities.

(3)
The Company has received a copy of a report on Schedule 13G, with signature dated February 6, 2004, filed by Franklin Resources, Inc. ("FRI"), Charles B. Johnson ("CJ"), Rupert H. Johnson, Jr. ("RJ") and Franklin Advisers, Inc. The report states that the securities reported on are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries (the "Adviser Subsidiaries") of FRI, and that such advisory contracts grant to such Adviser Subsidiaries all investment and/or voting power over the securities owned by such advisory clients, so that such Adviser Subsidiaries may be deemed to be the beneficial owner of the securities covered by this report. CJ and RJ each own in excess of 10% of the outstanding Common Stock of FRI and are the principal shareholders of FRI, and together with FRI may be deemed to be the beneficial owner of securities held by persons and entities advised by FRI subsidiaries. The report states that the aggregate amount beneficially owned by each reporting person is 1,583,306 shares, with Franklin Advisers, Inc. having the sole power to vote or to direct the vote of 1,232,100 shares and the sole power to dispose or to direct the disposition of 1,232,100 shares and with Franklin Private Client Group having the sole power to vote or direct the vote of 351,206 shares and the sole power to dispose or to direct the disposition of 351,206 shares.

(4)
The Company has received a copy of a report on Schedule 13G, with a signature dated February 5, 2004, filed by Kornitzer Capital Management, Inc. ("Kornitzer"). The report states that Kornitzer is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) of the Securities Exchange Act of 1934. The report states that the securities as to which the Schedule was filed by Kornitzer, in its capacity as investment adviser, are owned of record by clients of Kornitzer. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. The report states that Kornitzer has the shared voting power and shared dispositive power as to 1,387,515 shares.

(5)
The Company has received a copy of a report on Schedule 13G, with a signature dated February 13, 2004, filed jointly by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, LTD, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Private Bank Limited and Barclays Private Bank and Trust Limited (Suisse). The report states that as of February 13, 2004, 1,012,108 shares were beneficially owned by Barclays Global Investors, NA., which has sole voting and dispositive power as to 901,043 shares, and that 323,728 shares were beneficially owned by Barclays Global Fund Advisors, which has sole voting and dispositive power of all such securities.

(6)
The Company has received a copy of a report on Schedule 13G, with a signature dated January 22, 2004, filed by Cramer Rosenthal McGlynn ("CRM"). The report states that CRM is an investment adviser registered under Section 203 of the Securities Exchange Act of 1934. The report states that CRM has sole voting power as to 673,100 shares, shared voting power as to 588,500 shares, sole dispositive power as to 712,600 shares and shared dispositive power as to 588,500 shares.

(7)
The Company has received a copy of a report on Schedule 13G, with a signature dated February 13, 2004, filed by Wellington Management Company, LLP ("WMC"). The report states that WMC is an investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E) and a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) of the Securities Exchange Act of 1934. The report states that the securities as to which the Schedule was filed by WMC, in its capacity as investment adviser, are owned of record by clients of WMC. Those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities. No such client is known by WMC to have such right or power with respect to more than five percent of this class of securities. The report states that WMC, in its capacity as investment adviser, may be deemed to beneficially own 1,234,750 shares and that WMC has the shared power to vote or to direct the vote as to 1,172,150 shares of such securities and shared power to dispose or to divert the disposition of 1,234,750 shares.

(8)
Includes 659,834 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004.

(9)
Includes 245,000 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004.

(10)
Includes 298,084 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004.

(11)
Includes 163,030 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004.

(12)
Includes 67,500 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Mr. Shanaman pursuant to the 2001 Plan should he continue to serve as a director through the date of the Annual Meeting.

(13)
Ms. Lee's employment with the Company ended in October 2003. To the Company's knowledge, the number of shares included in the table reflect Ms. Lee's holdings as of such date.

(14)
Includes 3,375 shares held by Mr. Litle's wife. Also includes 67,500 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Mr. Litle pursuant to the 2001 Plan should he continue to serve as a director through the date of the Annual Meeting.

(15)
Includes 54,000 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Ms. Owades pursuant to the 2001 Plan should she continue to serve as a director through the date of the Annual Meeting.

(16)
Includes 225 shares held by Mr. Engbers' wife. Mr. Engbers disclaims beneficial ownership of the shares held by his wife. Also includes 56,250 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Mr. Engbers pursuant to the 2001 Plan should he continue to serve as a director through the date of the Annual Meeting.

(17)
Includes 53,250 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Mr. Heffes pursuant to the 2001 Plan should he continue to serve as a director through the date of the Annual Meeting.

(18)
Includes 52,500 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004. Does not include 11,250 shares issuable upon the exercise of a stock option that automatically will be granted to Mr. Ward pursuant to the 2001 Plan should he continue to serve as a director through the date of the Annual Meeting.

(19)
Includes 8,333 shares issuable upon the exercise of one or more outstanding stock options exercisable within sixty days following April 5, 2004.

(20)
Includes shares listed in notes 8 through 12 and 14 through 19. Does not include any shares held by Ms. Lee, who is not currently a director or an executive officer of the Company. Does not include 67,500 shares issuable upon the exercise of stock options that automatically will be granted to Ms. Owades and Messrs. Engbers, Heffes, Litle, Shanaman and Ward pursuant to the 2001 Plan should they continue to serve as directors through the date of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during fiscal 2003 and Forms 5 and amendments thereto furnished to the Company with respect to fiscal 2003, or written representations that Form 5 was not required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than-10% stockholders were fulfilled in a timely manner.

SOLICITATION

        This proxy is solicited on behalf of the Board of the Company. You are requested to sign and return your proxy card promptly.

        The expenses connected with soliciting proxies will be borne by the Company. The Company expects to pay brokers, nominees, fiduciaries, and other custodians their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails, certain directors, officers, and employees may solicit proxies in person or by use of other communications media.

STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Company's proxy statement and form of proxy for the annual meeting scheduled to be held in May 2005, stockholder proposals must comply with SEC Rule 14a-8 and any other applicable rules and must be delivered to the Company's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 23, 2004, so the date by which proposals are required to be received under Rule 14a-8 will be December 24, 2004.

        In addition, the By-Laws of the Company provide that for business to be properly brought before any annual meeting of stockholders by any stockholder or for the nomination by a stockholder of a candidate for election to the Board, the stockholder must give timely notice thereof in writing to the Secretary of the Company not less than 60 days before the date of the annual meeting; provided, however, that if an annual meeting of stockholders is to be held on a date prior to the date for the annual meeting specified in the By-Laws, and if less than 70 days' notice or prior public disclosure of the date of such annual meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the date on which notice of the date of such annual meeting was mailed or the day on which public disclosure was made of the date of such annual meeting. If next year's annual meeting is held on the date specified in the By-Laws, the deadline for submission of notice will be March 13, 2005, and any proposal or nomination submitted after March 13, 2005 will be untimely. The By-Laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, The J. Jill Group, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169-7468.

MISCELLANEOUS

        The Board does not intend to present to the Annual Meeting any business other than the proposals listed herein, and the Board was not aware, a reasonable time before mailing this Proxy Statement to stockholders, of any other business which may be properly presented for action at the Annual Meeting. If any other business should come before the Annual Meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment.

AVAILABLE INFORMATION

        Stockholders of record on April 5, 2004 will receive a Proxy Statement and the Company's 2003 Annual Report, which contains detailed financial information concerning the Company. The Company will mail, without charge, a copy of the Company's Annual Report on Form 10-K (excluding exhibits) to any stockholder entitled to receive this Proxy Statement who requests it in writing. Please submit any such written request to Olga L. Conley, Chief Financial Officer, The J. Jill Group, Inc., 4 Batterymarch Park, Quincy, Massachusetts 02169-7468.

Appendix A

THE J. JILL GROUP, INC.
AUDIT COMMITTEE CHARTER
as Approved by the Board of Directors
December 5, 2003

I. Statement of Purpose

        The Audit Committee (the "Committee") is a standing committee of the Board of Directors. The purpose of the Committee is to perform general oversight of the accounting and financial reporting processes of the Company and the audits of the Company's financial statements. Management is responsible for (a) the preparation, presentation and integrity of the Company's financial statements; (b) accounting and financial reporting principles; and (c) the Company's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. The Company's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

        The Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and their independent auditor, nor can the Committee certify that the independent auditor is "independent" under applicable rules. The Committee serves a Board level oversight role where it oversees the relations with the independent auditor, as set for in this charter, and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors on the basis of the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.

II. Organization

        A.    Charter.    At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board of Directors for approval.

        B.    Members.    The members of the Committee shall be appointed by the Board of Directors and shall meet the independence and other requirements of applicable law and the listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Committee shall consist of at least three members. All members of the Committee shall be able to read and understand financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may be removed by the Board of Directors. The Board of Directors shall also designate a Committee Chairperson; other officers of the Committee, if any, shall be elected by members of the Committee. The designation of any members of the Committee as "audit committee financial experts" shall be made by the Board of Directors.

        C.    Meetings.    In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings; additional meetings may be scheduled as required. The Committee shall meet periodically in executive session as it deems appropriate and shall have the opportunity to meet in executive session at each of its meetings.

        D.    Quorum; Action by Committee.    A quorum of any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). A decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

        E.    Agenda, Minutes and Reports.    The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors. The Committee shall make regular reports to the Board of Directors.

        F.    Performance Evaluation.    The Committee shall evaluate its performance on an annual basis.

III. Responsibilities

        The Committee:

  •
  Is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company (an "independent auditor"). The independent auditor shall report directly to the Audit Committee.

  •
  Obtains and reviews annually a report by the independent auditor describing the firm's internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review or by any publicly disclosed findings resulting from any inquiry, investigation or review by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

  •
  Obtains and reviews a formal written statement from the independent auditor delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engages in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and takes appropriate action to oversee the independence of the auditor.

  •
  Establishes policies and procedures for the review and pre-approval by the Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by law.

  •
  Reviews and discusses with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the result of the annual audit examination and accompanying management letters; and (c) the results of the independent auditor's procedures with respect to interim periods.

  •
  Reviews and discusses reports from the independent auditors on (a) all critical accounting policies and practices used by the Company, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor, and (c) other material written communications between the independent auditor and management.

  •
  Reviews with the independent auditor its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such matters as are required to be discussed with the Committee under generally accepted auditing standards.

  •
  Discusses with management and the independent auditor quarterly earnings press releases, including the interim financial information included therein.

  •
  Reviews and discusses with management and the independent auditor the year-end audited financial statements and quarterly financial statements, including the results of any audit or review of those financial statements and the disclosure in "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

  •
  If deemed appropriate, recommends to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year.

  •
  Reviews and discusses with management and the independent auditor various topics and events that may have significant financial impact on the Company or that are the subject of discussions between management and the independent auditors.

  •
  Reviews and discusses with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  •
  Reviews and has prior-approval authority for related-party transactions (as defined in the relevant Nasdaq requirements).

  •
  Reviews and discusses with management, the independent auditor, and the Company's Director of Internal Audit: (a) the adequacy and effectiveness of the Company's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditor or management); (b) the Company's internal audit procedures; and (c) the adequacy and effectiveness of the Company's disclosures controls and procedures, and management reports thereon.

  •
  Reviews annually with the Company's Director of Internal Audit the scope of the internal audit program, and reviews annually the performance of both the internal audit group and the independent auditor in executing their plans and meeting their objectives.

  •
  Reviews the use of auditors other than the independent auditor in cases such as management's request for second opinions.

  •
  Reviews matters related to the corporate compliance activities of the Company.

  •
  Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  •
  Establishes policies for the hiring of employees and former employees of the independent auditor.

  •
  Prepares the report of the Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Carries out such other duties as may be delegated to it by the Board of Directors from time to time.

IV. Other

        A.    Access to Records, Advisers and Others.    In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and may retain, at Company expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisers and to approve the terms of any such engagement and the fees to be paid to any such adviser. The Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent adviser to, the Committee.

        B.    Funding.    The Company shall provide for appropriate funding, as determined by the Committee, for payment of

  (i)
  compensation to any independent auditor;

  (ii)
  compensation to advisers employed by the Committee; and

  (iii)
  ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        C.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

Appendix B

THE J. JILL GROUP, INC.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
as Approved by the Board of Directors
December 5, 2003

I. Statement of Purpose

        The Nominating and Corporate Governance Committee (the "Committee") is a standing committee of the Board of Directors. The purpose of the Committee is to identify individuals qualified to become members of the Board, to recommend Director nominees for each annual meeting of stockholders and nominees for election to fill any vacancies on the Board of Directors and to address related matters. The Committee shall also develop and recommend to the Board of Directors corporate governance principles applicable to the Company and be responsible for leading an annual review of the performance of both the Board of Directors as a whole and its individual members.

II. Organization

        A.    Charter.    At least annually, this charter shall be reviewed and reassessed by the Committee and any proposed changes shall be submitted to the Board of Directors for approval.

        B.    Members.    The members of the Committee shall be appointed by the Board of Directors and shall meet the independence and other requirements of applicable law and the listing standards of The Nasdaq Stock Market, Inc. The Committee shall consist of at least three members. Committee members may be removed by the Board of Directors. The Board of Directors shall also designate a Committee Chairperson; other officers of the Committee, if any, shall be elected by members of the Committee.

        C.    Meetings.    In order to discharge its responsibilities, the Committee shall each year establish a schedule of meetings, including the tasks to be accomplished during the upcoming year; additional meetings may be scheduled as required. The Committee shall meet periodically in executive session as it deems appropriate and shall have the opportunity to meet in executive session at each of its meetings.

        D.    Quorum; Action by Committee.    A quorum of any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where only two members are present, by unanimous vote). A decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

        E.    Agenda, Minutes and Reports.    The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee's discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors. The Committee shall make regular reports to the Board of Directors.

        F.    Performance Evaluation.    The Committee shall evaluate its performance on an annual basis.

III. Responsibilities

        The following shall be the principal responsibilities of the Committee:

        A.    Director Selection Criteria.    In selecting new Directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate's strength of character, judgment, business experience and specific area of expertise, factors relating to the compensation of the Board (including its

B-1

size and structure), principles of diversity, and such other factors as the Committee shall deem appropriate.

        B.    Director Recruitment.    The Committee shall consider (in consultation with the Chairman of the Board and the Chief Executive Officer) and recruit candidates to fill positions on the Board of Directors, including as a result of the removal, resignation or retirement of any Director, an increase in the size of the Board of Directors or otherwise. The Committee shall also review any candidate recommended by stockholders of the Company in light of the Committee's criteria for selection of new Directors. As part of this responsibility, the Committee shall be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board of Directors and such candidate's compliance with the independence and other qualification requirements established by the Committee or imposed by applicable law or listing standards.

        C.    Selection of Director Nominees.    The Committee shall select the slate of Director nominees to be recommended by the Board of Directors at each annual meeting of stockholders.

        D.    Consideration of Term and Age Limits.    The Committee shall review the desirability of term and age limits for Directors and recommend to the Board of Directors policies in this regard from time to time.

        E.    Governance Guidelines.    The Committee shall recommend to the Board of Directors corporate governance guidelines addressing, among other matters, the size, composition and responsibilities of the Board of Directors and its Committees, including its oversight of management and consultations with management. The corporate governance guidelines shall be reviewed not less frequently than annually by the Committee, and the Committee shall make recommendations to the Board of Directors with respect to changes to the guidelines.

        F.    Advice as to Committee Membership and Operations.    The Committee shall (in consultation with legal counsel) advise the Board of Directors with respect to the charters, structure and operations of the various Committees of the Board of Directors and qualifications for membership thereon, including policies for removal of members and rotation of members among other Committees of the Board of Directors. The Committee shall also consult with the Chief Executive Officer and make recommendations to the Board of Directors regarding which Directors should serve on the various Committees of the Board, taking into account, among other things, independence and other requirements for membership of such committees.

        G.    Evaluation of Board.    The Committee shall oversee an annual evaluation of the Board of Directors as a whole and a periodic evaluation of its individual members at such intervals as the Committee shall deem appropriate (such as in connection with the expiration of a term of service on the Board and the decision whether the director with the expiring term should be nominated to serve for another term). In discharging this responsibility, the Committee shall elicit comments from all Directors and report annually to the Board on the results of the evaluation.

        H.    Other Delegated Responsibilities.    The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors from time to time.

IV. Other

        A.    Access to Records, Advisers and Others.    In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and may retain, at Company expense, independent advisers (including legal counsel, accountants and consultants) as it determines necessary to carry out its duties. The Committee shall have the ultimate authority and responsibility to engage or terminate any such independent advisers and to approve the terms of any such engagement and the fees to be paid to any such adviser. The Committee may also request that any officer or other employee of the Company, the Company's outside counsel or any other person meet with any members of, or independent adviser to, the Committee.

        B.    Delegation.    The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

B-2

THE J. JILL GROUP, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders to be held June 4, 2004.

Sincerely,

The J. Jill Group, Inc.

THE J. JILL GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE J. JILL GROUP, INC.

A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

Proxy for the Annual Meeting of Stockholders to be held on June 4, 2004

        The undersigned stockholder of The J. Jill Group, Inc. (the "Company"), revoking all prior proxies, hereby appoints Gordon R. Cooke and Olga L. Conley, or either of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of the Company, 4 Batterymarch Park, 5th Floor, Quincy, Massachusetts on Friday, June 4, 2004, beginning at 10:00 a.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting dated April 23, 2004 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate the intention to vote the shares represented hereby in person prior to the exercise of this proxy.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO ONE OR MORE OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE OF THIS CARD, WILL BE VOTED FOR SUCH PROPOSAL OR PROPOSALS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on stock certificate(s). If the stockholder is a corporation, please sign in full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

THE J. JILL GROUP, INC.

1.    To elect the following nominees as Class B Directors of the Company.

Nominees:	(01) Brett D. Heffes
(02) Ruth M. Owades
(03) Jonathan P. Ward
For All Nominees	☐	☐	Withhold From All Nominees

☐ For all nominee(s) except as written above.
Mark box at right if an address change or ☐ comment has been noted on the reverse side of this card.
Please be sure to sign and date this Proxy.
Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailing in the United States.
Signature:	Date:	Signature:	Date:

QuickLinks

THE J. JILL GROUP, INC. Notice of Annual Meeting of Stockholders To Be Held June 4, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS To Be Held June 4, 2004
PROPOSAL ONE ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
INFORMATION CONCERNING THE AUDIT COMMITTEE AND AUDITORS
INFORMATION ABOUT NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
REMUNERATION OF EXECUTIVE OFFICERS AND DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SOLICITATION
STOCKHOLDER PROPOSALS
MISCELLANEOUS
AVAILABLE INFORMATION
  Appendix A
  Appendix B